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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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                      JANUARY 12, 1999 (JANUARY 11, 1999)
                Date of Report (Date of earliest event reported)

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                             PHILIP SERVICES CORP.
             (Exact name of Registrant as specified in its charter)

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
          ONTARIO                         0-20854                      NOT APPLICABLE
(State or other jurisdiction      (Commission File Number)      (IRS Employer Identification
     of incorporation)                                                      No.)

                             100 KING STREET WEST,
                              P.O. BOX 2440, LCD1,
                           HAMILTON, ONTARIO, CANADA
                                    L8N 4J6
          (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (905) 521-1600

                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On January 11, 1999, Philip Services Corp. (the "Company") announced that it has negotiated a term sheet with a sub-committee of the Steering Committee of its lenders, who collectively hold the largest portion of the more than US$1 billion of the Company's outstanding bank debt. A copy of the Company's press release dated January 11, 1999 is set forth in Exhibit 99.1 to this report.

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
EXHIBIT NUMBER                            DESCRIPTION
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
      99.1        Press release dated January 11, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                          PHILIP SERVICES CORP.

                                                   /s/  COLIN H. SOULE
                                          By:
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                                            Executive Vice President
                                            and General Counsel

Dated: January 12, 1999

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